VANECK® DIGITAL TRANSFORMATION ETF

Ticker: DAPP
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC
SUMMARY PROSPECTUS
FEBRUARY 1, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.vaneck.com/resources/documents/equity-etfs-literature/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated February 1, 2022, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
VanEck® Digital Transformation ETF1 (the “Fund”) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Digital Assets Equity Index (the “Digital Transformation Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.50%

(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$51
3	$160

____________________________
1 Prior to September 1, 2021, the Fund's name was VanEck Vectors® Digital Transformation ETF.

vaneck.com	1

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period from April 13, 2021 (the Fund's commencement of operations) through September 30, 2021, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities of Digital Transformation Companies. The Digital Transformation Index is a global index that tracks the performance of Digital Transformation Companies. “Digital Transformation Companies” are companies (i) that operate digital asset exchanges, operate payment gateways (i.e., a merchant service that authorizes direct payments processing for businesses), engage in and/or assist with the digital asset mining operations, provide software services, equipment and technology or services to digital asset operations, operate digital asset infrastructure businesses, or facilitate commerce with the use of digital assets (these items are collectively referred to herein as “digital asset projects”) and/or (ii) that own a material amount of digital assets or otherwise generate revenues related to digital asset projects.
The Fund will not invest in digital assets (including cryptocurrencies) (i) directly or (ii) indirectly through the use of digital asset derivatives. The Fund also will not invest in initial coin offerings. Therefore the Fund is not expected to track the price movement of any digital asset. The Fund may, however, have indirect exposure to digital assets by virtue of its investments in Digital Transformation Companies that use one or more digital assets as part of their business activities or that hold digital assets as proprietary investments.
To be initially eligible for inclusion in the Digital Transformation Index, a company must (i) generate at least 50% of its revenues from digital asset projects; (ii) generate at least 50% of its revenues from projects that, when developed, have the potential to generate at least 50% of their revenues from digital assets or digital asset projects; and/or (iii) have at least 50% of its assets invested in direct digital asset holdings or digital asset projects. Companies that are current components of the Digital Transformation Index must generate at least 25% of their revenues from digital assets projects and/or have at least 25% of their assets invested in direct digital asset holdings or digital asset projects in order to remain in the Digital Transformation Index. The Digital Transformation Index currently includes a minimum of 20 Digital Transformation Index components and has an expected range of between 25 to 30 Digital Transformation Index components.
“Digital assets” are assets issued and transferred using distributed ledger or blockchain technology. As used herein, “digital assets” refers to all digital assets, including both digital asset securities (i.e., digital assets that are securities under U.S. securities laws) and cryptocurrencies. Many digital assets and, consequently, many Digital Transformation Companies, rely on "blockchain" technologies. A “blockchain” is a peer-to-peer shared, distributed ledger that facilitates the process of recording transactions and tracking assets in a business network. A blockchain stores transaction data in "blocks" that are linked together to form a "chain." As the number of transactions grow, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain, within a discrete network governed by rules agreed on by the network participants. Although initially associated with digital commodities, it can be used to track tangible, intangible and digital assets and companies in all business sectors.
Digital Transformation Companies may include small- and medium-capitalization companies and foreign and emerging market issuers, and the Fund may invest in depositary receipts and securities denominated in foreign currencies. As of December 31, 2021, the Digital Transformation Index included 25 securities of companies with a market capitalization range of between approximately $154 million and $64.5 billion and a weighted average market capitalization of $10.2 billion. These amounts are subject to change. As of September 30, 2021, a significant portion of the Fund’s assets was invested in securities of Canadian issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Digital Transformation Index is published by MV Index Solutions GmbH (the “Index Provider” or “MVIS”), which is a wholly owned subsidiary of the Adviser. The Digital Transformation Index is reconstituted and rebalanced quarterly.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Digital Transformation Index by investing in a portfolio of securities that generally replicates the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Digital Transformation Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to track the Digital Transformation Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Digital Transformation Index concentrates in an industry or group of industries. As of September 30, 2021, each of the information technology and financials sectors represented a significant portion of the Fund.

2	vaneck.com

PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Digital Transformation Companies. The technology relating to digital assets, including blockchain, is new and developing and the risks associated with digital assets may not fully emerge until the technology is widely used. Digital asset technologies are used by companies to optimize their business practices, whether by using the technology within their business or operating business lines involved in the operation of the technology. The cryptographic keys necessary to transact a digital asset may be subject to theft, loss, or destruction, which could adversely affect a company’s business or operations if it were dependent on the digital asset. Competing platforms and technologies may be developed such that consumers or investors use an alternative to digital assets. Currently, there are relatively few companies for which digital assets represents an attributable and significant revenue stream. Therefore, the values of the companies included in the Index may not be a reflection of their connection to digital assets, but may be based on other business operations. In addition, these companies may engage in other lines of business unrelated to digital assets and these lines of business could adversely affect their operating results. These companies also may not be able to develop digital asset technology applications or may not be able to capitalize on those applications. Digital asset technologies also may never be fully implemented, which could adversely affect an investment in the Fund. Companies that use digital asset technologies may be subject to cybersecurity risk. In addition, certain features of digital asset technologies, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of digital asset technologies and adversely affect companies included in the Index. Digital Transformation Companies may be subject to the risks posed by conflicting intellectual property claims, which may reduce confidence in the viability of a digital asset. There may be risks posed by the lack of regulation for digital assets and any future regulatory developments could affect the viability and expansion of the use of digital assets. Because digital asset platforms may operate across many national boundaries and regulatory jurisdictions, it is possible that digital asset platforms may be subject to widespread and inconsistent regulation. Digital asset systems built using third party products may be subject to technical defects or vulnerabilities beyond a company’s control. Because many digital assets do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of volatility, fraud or manipulation.
Certain of the Fund’s investments, including investments in companies that hold material amounts of digital assets, may be subject to the risks associated with investing in digital assets, including cryptocurrencies and crypto tokens. Such companies may be subject to the risk that: the technology that facilitates the transfer of a digital asset could fail; the decentralized, open source protocol of the applicable blockchain network could be affected by Internet connectivity disruptions, fraud, consensus failures or cybersecurity attacks; such network may not be adequately maintained by its participants; because digital assets are a new technological innovation with a limited history, they are highly speculative assets and may experience extreme price volatility; future regulatory actions or policies may limit the ability to sell, exchange or use a digital asset; the price of a digital asset may be impacted by the transactions of a small number of holders of such digital asset; and that a digital asset will decline in popularity, acceptance or use, thereby impairing its price.
Special Risk Considerations of Investing in Canadian Issuers. Investments in securities of Canadian issuers, including issuers located outside of Canada that generate significant revenue from Canada, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to future trade agreements may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Index.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve risks and special considerations not typically associated with investments in the U.S. securities markets. These risks, include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S.

vaneck.com	3

standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) market volatility caused by any potential regional or territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) custody risks associated with investing through programs to access Chinese securities. Certain securities are, or may in future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China's or the region's security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund's investments.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union ("EMU") of the European Union ("EU") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post transition framework.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in Small- and Medium-Capitalization Companies. A Fund may invest in small- and medium-capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing

4	vaneck.com

numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefiting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Information Technology Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Digital Transformation Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Digital Transformation Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Digital Transformation Index, or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Digital Transformation Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Digital Transformation Index. Errors in the Digital Transformation Index data, the Digital Transformation Index computations and/or the construction of the Digital Transformation Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Digital Transformation Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Digital Transformation Index provider’s errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Digital Transformation Index provider’s errors will be borne by the Fund and its shareholders. When the Digital Transformation Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Digital Transformation Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Digital Transformation Index provider or its agents may carry out additional ad hoc rebalances to the Digital Transformation Index. Therefore, errors and additional ad hoc rebalances carried out by the Digital Transformation Index provider or its agents to the Digital Transformation Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not invest in certain securities included in the Digital Transformation Index, or invest in them in the exact proportions in which they are represented in the Digital Transformation Index. The Fund’s performance may also deviate from the return of the Digital Transformation Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying currencies and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Digital Transformation Index is based on securities’ closing prices (i.e., the value of the Digital Transformation Index is not based on fair value prices), the Fund’s ability to track the Digital Transformation Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Digital Transformation Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Digital Transformation Index. Changes to the composition of the

vaneck.com	5

Digital Transformation Index in connection with a rebalancing or reconstitution of the Digital Transformation Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund’s Shares are expected to be listed on the Exchange, there can be no assurance that active trading markets for the Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Index is comprised of securities of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The Fund commenced operations on April 13, 2021 and therefore does not have a performance history for a full calendar year. The Fund’s financial performance for the Fund’s first fiscal period is included in the “Financial Highlights” section of the Prospectus. Visit www.vaneck.com for current performance figures.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.

6	vaneck.com

Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	April 2021
Guo Hua (Jason) Jin	Portfolio Manager	April 2021

PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

vaneck.com	7

[THIS PAGE INTENTIONALLY LEFT BLANK]

800.826.2333 vaneck.com
DAPPSUM    (02/2022)